Commitments and Contingencies	6 Months Ended
Jun. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 14

Commitments and Contingencies:

Commitments

In December 2019, the Company entered into a feasibility development agreement (the “Development Agreement”) with Adare Pharmaceuticals, Inc. (“Adare”), pursuant to which the Company intended to utilize Adare’s proprietary modified release technologies in the development of Mazindol for use in the Company’s product candidates used for the treatment of narcolepsy and ADHD. The formulation to be developed by Adare under this Development Agreement was intended to be owned solely by the Company. Upon completion of certain milestones, as defined in the Development Agreement, the Company would be obligated to pay Adare up to $840,000. In January 2021, the Company and Adare agreed to terminate the Development Agreement, effective as of December 19, 2020. The project was never started and the Company has no liability to Adare.

On March 10, 2021, the Company entered into a License Agreement with Novartis Pharma AG (“Novartis”), whereby the Company obtained, on an exclusive basis in the U.S., all of the available data referred to and included in the original new drug application (“NDA”) for Sanorex® (mazindol) submitted to the U.S. Food and Drug Administration (“FDA”) in February 1972. The agreement encompasses all preclinical and clinical studies, data used for manufacturing including stability and other chemistry manufacturing and controls data, formulation data and know-how for all products containing mazindol as an active substance, and all post-marketing clinical studies and periodic safety reports from 1973 onwards. Under the Agreement, the Company has obtained the same rights on a non-exclusive basis in all territories outside of the U.S. except for Japan, with the right to cross-reference the Sanorex NDA with non-U.S. regulatory agencies in the licensed territories. The Agreement includes the right to sublicense or assign the license to third parties, subject to such third parties meeting certain obligations. As consideration for the license, the Company paid Novartis $250,000 upon the signing of the agreement with milestone payments due as follows: (i) $750,000 payable following the end of a Phase II meeting with the FDA, with the amount to be reduced to $375,000 if toxicology studies must be repeated; (ii) $2 million following the earlier of FDA marketing authorization of Quilience or Nolazol; (iii) 1% of any upfront and milestone payments, if any, from any sublicensees and (iv) $3 million as a one-time payment upon the Company’s product candidate reaching $250 million in cumulative sales.

Litigation

The Company may become involved in miscellaneous litigation and legal actions, including product liability, consumer, commercial, tax and governmental matters, which can arise from time to time in the ordinary course of the Company’s business. Litigation and legal actions are inherently unpredictable, and excessive verdicts can result in such situations. The Company is not currently involved in any such matters.

COVID-19

In December 2019, COVID-19 emerged in Wuhan, China. Since then, it has spread to several other countries and infections have been reported around the world. On March 11, 2020, the World Health Organization declared the outbreak of COVID-19 a global pandemic. In response to the outbreak, governmental authorities in the United States, Canada and internationally, including in Switzerland, have introduced various recommendations and measures to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing. While COVID-19 is still spreading globally, and the final implications of the pandemic are difficult to estimate at this stage, it is clear that it has affected the lives of a large portion of the global population. At this time, the pandemic has caused states of emergency to be declared in various countries, travel restrictions imposed globally, quarantines established in certain jurisdictions and various institutions and companies being closed. We are actively monitoring any developments regarding the pandemic and we are taking any necessary measures to respond to the situation in cooperation with our various stakeholders. The continued spread of COVID-19 in the United States, Canada and globally, including in Switzerland, could have an adverse impact on the Company’s business, operations and financial results, including through disruptions in the Company’s supply chains, as well as a deterioration of general economic conditions including a possible national or global recession. Shelter-in-place orders and social distancing practices designed to limit the spread of COVID-19 may affect the Company’s ability to conduct clinical studies.

The Company has not been adversely affected from the effects of the COVID-19 outbreak, either from any delay in its clinical development activities nor by its ability to source necessary financing to fund its operations. In view of the continuing uncertainty about the further development of COVID-19, an adverse development can be expected in 2021, but its financial impact on the Company cannot yet to be adequately and conclusively assessed.